Exhibit 10.3

SERVICES AGREEMENT

AGREEMENT made as of                       , by and between each Fund listed on Exhibit A (each a “Fund” and collectively the “Funds”), and The Bank of New York Mellon, a New York banking organization (“BNY”).

WITNESSETH:

WHEREAS, each Fund desires to retain BNY to provide the services described herein, and BNY is willing to provide such services, all as more fully set forth below;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereby agree as follows:

1. Appointment.

Each Fund hereby appoints BNY for the term of this Agreement as its agent to perform the services described on Schedule I or Schedule II hereto.   BNY hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

2. Definitions.

Whenever used in this Agreement, the following words shall have the meanings set forth below:

(a) “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by a Fund to execute any Certificate or to give any Oral Instruction, such persons to be designated in a Certificate annexed hereto as Exhibit B hereto or such other Certificate as may be received by BNY from time to time.

(b) “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Mellon Corporation.

(c) “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

(d) “Business Day” shall mean for a Fund any day described in such Fund’s Confidential Offering Memorandum (as hereinafter defined) as a day on which such Fund is open for business.

(e) “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to BNY, which is actually received by BNY by letter or facsimile transmission and signed on behalf of a Fund by an Authorized Person or a person reasonably believed by BNY to be an Authorized Person.

(f)  “Instructions” shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, dedicated transmission lines, or other mutually agreed upon means.

(g) “Oral Instructions” shall mean verbal instructions received by BNY from an Authorized Person or from a person reasonably believed by BNY to be an Authorized Person.

3. Representations and Warranties.

Each Fund hereby represents and warrants to BNY, which representations and warranties shall be deemed to be continuing and repeated on each day on which BNY is acting hereunder, that:

(a)           It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b)           This Agreement has been duly authorized, executed and delivered by it in accordance with all requisite action and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms;

(c)           It is conducting its business in compliance with all applicable laws and regulations and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement;

(d)           To the extent the performance of any services described in Schedule II attached hereto by BNY in accordance with the then effective Confidential Offering Memorandum (as hereinafter defined) would violate any applicable laws or regulations, it shall immediately so notify BNY in writing and thereafter shall either furnish BNY with the appropriate values of securities, net asset value or other computation, as the case may be, or, subject to the prior approval of BNY, instruct BNY in writing to value securities and/or compute net asset value or other computations in a manner it specifies in writing, and either the furnishing of such values or the giving of such instructions shall constitute its representation that the same is consistent with all applicable laws and regulations and with its Confidential Offering Memorandum;

(e)           It has implemented, and is acting in accordance with, procedures reasonably designed to ensure that it will disseminate to all market participants, other than Authorized Participants (as defined in its Confidential Offering Memorandum), each calculation of net asset value provided by BNY hereunder to Authorized Participants at the time BNY provides such calculation to Authorized Participants;

(f)            It will not use the services provided by BNY hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to it;

(g)           It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to BNY, shall, and shall cause each Authorized Person, to safeguard and treat with extreme care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by it, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions may be presumed by BNY to have been given by person(s) duly authorized, and may be acted upon as given; and

(h)          It has  established and presently maintains policies and procedures requiring it to obtain and verify information about the identity of its members and which are reasonably designed to ensure that it is not being used as a conduit for money laundering or other illicit purposes; and it has verified the identity of each member and made reasonable inquiries regarding the source of funds credited to such Account, and to the best of the its knowledge, no transaction through any Account is prohibited by applicable law, regulation or rule.

4. Delivery of Documents.

(a)          Each Fund will promptly deliver to BNY true and correct copies of each of the following documents as currently in effect and will promptly deliver to it all future amendments and supplements thereto, if any:

(i)            Its Organizational documents and all amendments thereto (the “Charter”);

(ii)           Its Operating Agreement, Articles of Association or Limited Liability Company Agreements, as applicable, and all amendments thereto;

(iii)          Resolutions of its managers or other governing body authorizing the execution, delivery and performance of this Agreement by the Fund;

(iv)          Its Confidential Offering Memorandum relating to it and its membership interests (the “Confidential Offering Memorandum”);

(v)           True and correct copies of any material contract between it and any third party (collectively, “Material Contracts”);

(vi)          Copies of all filings required to be filed by the Fund with an official body or office (collectively, “Required Filings”); and

(vii)         An opinion of its outside counsel, in form and substance satisfactory to BNY and addressed to BNY, with respect to its status (i.e. whether registered or qualified, or exempt from registration or qualification) under the Investment Company Act of 1940, as amended (“the `40 Act”), the Securities Exchange Act of 1934 (“the `34 Act”), and the Trust Indenture Act of 1939, as amended, and the status (i.e. whether registered or exempt from registration) of its membership interests under the Securities Act of 1933, as amended and the `34 Act.

(b)           Each copy of the Charter shall be certified by an appropriate governmental representative of the jurisdiction of organization, and if the Charter is required by law also to be filed with a county or other officer or official body, a certificate of such filing shall be filed with a certified copy submitted to BNY.  Each copy of the Operating Agreement, Confidential Offering Memorandum, Material Contracts and Required Filings, and all amendments thereto, shall be certified by the manager, Secretary or an Assistant Secretary of the Fund.

(c)           It shall be the sole responsibility of each Fund to deliver to BNY from time to time its then currently effective Confidential Offering Memorandum and BNY shall not be deemed to have notice of any information contained therein until it is actually received by BNY.

5. Duties and Obligations of BNY.

(a)           Subject to the direction and control of each Fund and the provisions of this Agreement, BNY shall provide to such Fund (i) the administrative services set forth on Schedule I attached hereto, and (ii) the valuation and computation services listed on Schedule II attached hereto.

(b)           In performing hereunder, BNY shall provide, at its expense, office space, facilities, equipment and personnel.

(c)           BNY shall not provide services relating to the management, investment advisory or sub-advisory functions of any Fund, distribution of membership interests of any Fund, or other services normally performed by the Fund’s counsel or independent auditors.

(d)           Upon receipt of a Fund’s prior written consent  (which shall not be unreasonably withheld), BNY may delegate any of its duties and obligations hereunder to such Fund to any delegee or agent whenever and on such terms and conditions as it deems necessary or appropriate. Notwithstanding the foregoing, no Fund’s consent shall be required for any such delegation to any other subsidiary of The Bank of New York Mellon Corporation (hereinafter a “BNY Affiliate”) notwithstanding the domicile of such Bank Affiliate, and BNY shall not be liable for any loss or damage arising out of, or in connection with, the actions or omissions to act of any delegee or agent utilized hereunder so long as BNY acts in good faith and without negligence or willful misconduct in the selection of such delegee or agent, provided that BNY shall be liable for the acts or omissions of any BNY Affiliate to the same extent it would be liable under the terms hereof had it committed such act or omission and not delegated the same, and BNY shall notify each affected Fund upon any such delegation to a BNY Affiliate.

(e)           Each Fund shall cause its officers, managers, advisors, sponsor, distributor, legal counsel, independent accountants, current administrator (if any) and transfer agent to cooperate with BNY and to provide BNY, upon request, with such information, documents and advice relating to that Fund as is within the possession or knowledge of such persons in order to enable BNY to perform its duties hereunder. In connection with its duties hereunder, BNY shall be entitled reasonably to rely, and shall be held harmless by each Fund when acting in reliance, upon the instructions, advice or any documents relating to a Fund provided to BNY by any of the aforementioned persons. BNY shall not be liable for any loss, damage or expense resulting from or arising out of the failure of a Fund to cause any information, documents or advice to be provided to BNY as provided herein, provided BNY acts without negligence or willful misconduct. All fees or costs charged by such persons shall be borne by the relevant Fund.

(f)           Nothing in this Agreement shall limit or restrict BNY, any affiliate or BNY Affiliate or any officer or employee thereof from acting for or with any third parties and providing services similar or identical to some or all of the services provided hereunder.

(g)           Each Fund shall furnish BNY with any and all instructions, explanations, information, specifications and documentation deemed necessary by BNY in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses. BNY shall not be required to include as Fund liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to BNY the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. Each Fund shall also furnish BNY with bid, offer, or market values of Securities if BNY notifies such Fund that same are not available to BNY from a security pricing or similar service utilized, or subscribed to, by BNY which BNY in its judgment deems reliable at the time such information is required for calculations hereunder. At any time and from time to time, the Fund also may furnish BNY with bid, offer, or market values of Securities and instruct BNY to use such information in its calculations hereunder. BNY shall at no time be required or obligated to commence or maintain any utilization of, or subscriptions to, any securities pricing or similar service. In no event shall BNY be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for the Fund.

(h)           BNY may apply to an officer of a Fund for written instructions with respect to any matter arising in connection with BNY’s performance hereunder for such Fund, and BNY shall not be liable for any action taken or not taken by it in good faith in accordance with such instructions. Such application for instructions may, at the option of BNY, set forth in writing any action proposed to be taken or omitted to be taken by BNY with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and BNY shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, BNY has received written instructions in response to such application specifying the action to be taken or omitted.

(i)            BNY may consult with counsel to a Fund or its own counsel, at such Fund’s expense, and shall be fully protected with respect to anything done or omitted by it in good faith after consultation with the Fund in accordance with the advice or opinion of such counsel.

(j)            Notwithstanding any other provision contained in this Agreement, but to the extent expressly otherwise provided in Schedules I or II attached hereto, BNY shall have no duty or obligation to with respect to, including, without limitation, any duty or obligation to determine, or advise or notify a Fund of: (i) the taxable nature of any distribution or amount received or deemed received by, or payable to, such Fund, (ii) the taxable nature or effect on such Fund or its members of any corporate actions, class actions, tax reclaims, tax refunds or similar events, (iii) the taxable nature or taxable amount of any distribution or other amount paid, payable or deemed paid, by such Fund to its members; or (iv) the effect under any federal, state, foreign, or other applicable income tax laws of such Fund making or not making any distribution or other payment, or any election with respect thereto.

(k)           BNY, in performing the services required of it under the terms of this Agreement, shall be entitled reasonably to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by a Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of securities; the amounts or formula for calculating the amounts and times of accrual of a Fund’s liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of Securities; and amounts receivable or amounts payable for the sale or redemption of Fund membership interests effected by or on behalf of a Fund. In the event BNY’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of securities or other assets, or accruals of interest or earnings thereon, from a pricing or similar service utilized, or subscribed to, by BNY which BNY in its judgment deems reliable, or from a broker-dealer selected by BNY, BNY shall not be responsible for, under any duty to inquire into, or deemed to make any assurances with respect to, the accuracy or completeness of such information.  Without limiting the generality of the foregoing, BNY shall not be required to inquire into any valuation of securities or other assets by a Fund or any third party described in this sub-section (k) even though BNY in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers.

(1)           BNY, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by the Fund.

(m)          Subject to the provisions of the Agreement, BNY shall compute the net asset value per share of membership interest of each Fund and shall value the Securities held by such Fund at such times and dates and in the manner specified in the then currently effective Confidential Offering Memorandum of such Fund, except that notwithstanding any language in the Confidential Offering Memorandum, in no event shall BNY be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for each Fund.   BNY shall provide a report of such net value to the Fund and Authorized Participants at the respective times agreed to between the parties from time to time. To the extent valuation of Securities or computation of a Fund’s net asset value as specified in the Fund’s then currently effective Confidential Offering Memorandum is at any time inconsistent with any applicable laws or regulations, such Fund shall immediately so notify BNY in writing and thereafter shall either furnish BNY at all appropriate times with the values of such Securities and net asset value, or subject to the prior approval of BNY, instruct BNY in writing to value Securities and compute net asset value in a manner which such Fund then represents in writing to be consistent with all applicable laws and regulations. Such Fund may also from time to time, subject to the prior approval of BNY, instruct BNY in writing to compute the value of the Securities or net asset value in a manner other than as specified in this sub-section (m). By giving such instruction, such Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and its then currently effective Confidential Offering Memorandum. Each Fund shall have sole responsibility for determining the method of valuation of Securities and the method of computing net asset value.

(n)           In providing the services hereunder BNY is authorized to utilize any legal, tax or other regulatory, compliance, or monitoring services, in each case not a BNY Affiliate, reasonably believed by BNY to be reliable to provide information. Each Fund agrees that BNY shall not be liable for any loss, damage or expense incurred as a result of errors or omissions of any vendor utilized by BNY or any permitted delegee or agent hereunder, and that no such vendor shall be an agent or delegee of BNY.

(o)           BNY shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and Schedules I and II attached hereto, and no covenant or obligation shall be implied against BNY in connection with this Agreement.

6. Allocation of Expenses.

Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance of this Agreement shall be paid by each Fund, including but not limited to, organizational costs and costs of maintaining its existence, taxes, interest, brokerage fees and commissions, insurance premiums, compensation and expenses of such Fund’s manager(s), members, officers or employees, legal, accounting and audit expenses, management, advisory, sub-advisory, administration and shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents, expenses (including clerical expenses) incident to the issuance, redemption or repurchase of Fund membership interests, fees and expenses incident to the registration or qualification under federal, state or other applicable securities laws of each Fund or its membership interests, costs (including printing and mailing costs) of preparing and distributing any materials, reports, notices and proxy material to the Fund’s members, all expenses incidental to holding meetings of the Fund’s managers and members, and extraordinary expenses as may arise, including litigation affecting the Fund and legal obligations relating thereto for which the Fund may have to indemnify its manager(s), members, or officers.

7. Standard of Care; Indemnification.

(a)           BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against a Fund, except those Losses arising out of BNY’s own gross negligence or willful misconduct.  In no event shall BNY be liable to a Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action, nor shall BNY be liable for (i) for acting in accordance with any Certificate or Oral Instructions actually received by BNY and reasonably believed by BNY to be given by an Authorized Person; (ii) for acting in accordance with Instructions; (iii) for presuming that all instructions that are Instructions and are not contained in a Certificate or Oral Instructions are given only by person(s) duly authorized; (iv) for relying upon prices provided by any third party pricing service or broker-dealer believed by BNY to be reliable; (v) subject to Section 11 hereof, for any Losses due to forces beyond the control of BNY, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (vi) for any Losses arising from the applicability of any law or regulation now or hereafter in effect; or (vii) for any Losses, resulting from, arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information furnished by or on behalf of a Fund, or for delays caused by circumstances beyond BNY’s reasonable control, unless such Loss arises out of the gross negligence or willful misconduct of BNY.

(b)           Each Fund shall indemnify and hold harmless BNY from and against any and all costs, expenses, damages, liabilities and claims (including claims asserted by such Fund), and reasonable attorneys’ and accountants’ fees relating thereto, which are sustained or incurred or which may be asserted against BNY, by reason of or as a result of any action taken or omitted to be taken by BNY in good faith hereunder or in reliance upon (i) any law, act, regulation or interpretation of the same, issued by a court or governmental agency, (ii) a Fund’s Confidential Offering Memorandum, (iii) any instructions of an officer of a Fund, or (iv) any opinion of legal counsel for a Fund or BNY, or arising out of transactions or other activities of a Fund which occurred prior to the commencement of this Agreement; provided, that a Fund shall not indemnify BNY for costs, expenses, damages, liabilities or claims for which BNY is liable under preceding sub-section 7(a).  This indemnity shall be a continuing obligation of each Fund, its successors and assigns, notwithstanding the termination of this Agreement. Without limiting the generality of the foregoing, each Fund shall indemnify BNY against and save BNY harmless from any loss, damage or expense, including counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following:

(i)            Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to BNY by any third party described above or by or on behalf of such Fund;

(ii)           Action or inaction taken or omitted to be taken by BNY pursuant to any Certificate, Instructions or Oral Instructions of such Fund or otherwise without negligence or willful misconduct;

  Any action taken or omitted to be taken by BNY in good faith after consultation with the Fund in accordance with the advice or opinion of counsel for such Fund or its own counsel;

(iv)          Any improper use by such Fund or its agents, distributor or investment advisor of any valuations or computations supplied by BNY pursuant to this Agreement;

(v)           The method of valuation of the securities and the method of computing such Fund’s net asset value; or

(vi)          Any valuations of securities or net asset value provided by such Fund.

(c)          Actions taken or omitted in reliance on oral or written instructions, or upon any information, order, indenture, membership certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by BNY to be genuine or bearing the signature of a person or persons reasonable believed to be authorized to sign, countersign or execute the same, or upon the opinion of legal counsel for the Fund or its own counsel, shall be conclusively presumed to have been taken or omitted in good faith.

8. Compensation and Reimbursements.

For the services provided hereunder, each Fund agrees to pay BNY such compensation as is mutually agreed from time to time and such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, record retention costs, reproduction charges and transportation and lodging costs) as are incurred by BNY in performing its duties hereunder. Except as hereinafter set forth, compensation shall be calculated and accrued daily and paid monthly. Each Fund authorizes BNY to debit such Fund’s custody account for all amounts due and payable hereunder.  BNY shall deliver to each Fund invoices for services rendered after debiting such Fund’s custody account with an indication that payment has been made. Upon termination of this Agreement before the end of any month, the compensation for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the effective date of termination of this Agreement. For the purpose of determining compensation payable to BNY, each Fund’s net asset value shall be computed at the times and in the manner specified in the Fund’s Confidential Offering Memorandum.

9. Term of Agreement.

(a)           This Agreement shall continue until terminated by either BNY giving to a Fund, or a Fund giving to BNY, a notice in writing specifying the date of such termination, which date shall be not less than 90 days after the date of the giving of such notice.  Upon termination hereof, the affected Fund(s) shall pay to BNY such compensation as may be due as of the date of such termination, and shall reimburse BNY for any disbursements and expenses made or incurred by BNY and payable or reimbursable hereunder.

(b)           Notwithstanding the foregoing, BNY may terminate this Agreement upon 30 days prior written notice to a Fund if such Fund shall terminate its custody agreement with The Bank of New York Mellon, or fail to perform its obligations hereunder in a material respect.

(c)           No termination by a Fund shall constitute a termination by any other Fund.

10. Authorized Persons.

Attached hereto as Exhibit B are lists of persons duly authorized by each Fund to execute this Agreement and give any written or oral instructions, or written or oral specifications, by or on behalf of a Fund. From time to time a Fund may deliver a new Exhibit B to add or delete any person and BNY shall be entitled to rely on the last Exhibit B actually received by BNY.

11. Amendment.

This Agreement may not be amended or modified in any manner except by a written agreement executed by BNY and each Fund to be bound thereby, and authorized or approved by each Fund to be bound thereby.

12. Assignment.

This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of BNY, or by BNY without the written consent of the Fund.

13. Governing Law; Consent to Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Each Fund hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder, and waives to the fullest extent permitted by law its right to a trial by jury. To the extent that in any jurisdiction a Fund may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, each Fund irrevocably agrees not to claim, and it hereby waives, such immunity.

14. Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.  Each Fund is entering this Agreement on its own account and no action by one Fund shall affect this Agreement with any other Fund.

15. No Waiver.

Each and every right granted to BNY hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of BNY to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by BNY of any right preclude any other or future exercise thereof or the exercise of any other right.

16. Notices.

All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

if to a Fund, at

[insert]

if to BNY, at

The Bank of New York Mellon
One Wall Street, 25th Floor
New York, New York 10286
Attention: Andrew Pfeifer
Title: Managing Director

or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.

17. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute only one instrument.

18. Entire Agreement.

BNY and each Fund shall have no duties or responsibilities whatsoever except such duties and responsibilities specifically set forth in this Agreement and no covenant or obligation shall be implied against BNY or any Fund in connection with this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons, all as of the day and year first above written.

[FUND]

By:
Title

THE BANK OF NEW YORK MELLON

By:

Title

EXHIBIT A

FUNDS

GreenHaven Coal Fund

EXHIBIT B

I,           [                ] a Statutory Trust organized under the laws of Delaware, (the “Fund”), do hereby certify that:

The following individuals serve in the following positions with the Fund, and each has been duly elected or appointed by the Fund to each such position and qualified therefor in conformity with the Fund’s Articles of Organization and Operating Agreement, and the signatures set forth opposite their respective names are their true and correct signatures. Each such person is authorized to give written or oral instructions or written or oral specifications by or on behalf of the Fund to BNY.

Name	Position	Signature

SCHEDULE I

ADMINISTRATIVE SERVICES

●               Provide periodic reports and other information to the sponsor and the sponsor’s accountants to assist in the periodic updating of the Registration Statement, Prospectus, and the preparation  of  Form 10-K and Form 10-Q and proxy materials, if any, with respect to the Trust and each Fund.

●               Attend meetings of the Fund’s Board or its shareholders or members as requested from time to time.

●               Subject to review and approval by Fund, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for Fund.

SCHEDULE II
VALUATION AND COMPUTATION SERVICES

1.            BNY shall maintain the following records on a daily basis in respect of Fund (or any applicable Series).

1.           Report of priced portfolio securities

2.           Statement of net asset value per share

II.           BNY shall maintain the following records on a monthly basis in respect of Fund (or any applicable Series):

1.           General Ledger

2.           General Journal

3.           Cash Receipts Journal

4.           Cash Disbursements Journal

5.           Subscriptions Journal

6.           Redemptions Journal

7.           Accounts Receivable Reports

8.           Accounts Payable Reports

9.           Transaction (Securities) Journal

10.         Broker Transaction Journal

11.         Holdings Ledger

12.         Buy-Sell Ledger (Broker’s Ledger)

TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of,      , by and between [Fund], having its principal office and place of business at [address] (the “Trust”) and THE BANK OF NEW YORK MELLON, a New York banking company having its principal office and place of business at One Wall Street, New York, New York 10286 (the “Bank”).

WHEREAS, the Trust desires to appoint the Bank as its transfer agent, dividend disbursing agent, and agent in connection with certain other activities, and the Bank desires to accept such appointment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Terms of Appointment; Duties of the Bank

1.1 Subject to the terms and conditions set forth in this Agreement, the Trust, hereby employs and appoints the Bank to act as, and the Bank agrees to act as its transfer agent for the authorized and issued shares of beneficial interest, no par value per share of the Trust (“Shares”), and as the Trust’s dividend disbursing agent.

1.2 The Bank agrees that it will perform the following services:

(a)   In accordance with the terms and conditions of the form of Participant Agreement, attached hereto as Exhibit A, the Bank shall:

(i)           Perform and facilitate the performance of purchases and redemption of Creation Units;

(ii)          Prepare and transmit by means of DTC’s book-entry system payments for dividends and distributions declared by the Trust;

(iii)         Maintain the record of the name and address of the Shareholder and the number of Shares issued by the Trust and held by the Shareholder;

(iv)         Record the issuance of Shares of the Trust and maintain a record of the total number of Shares of the Trust, and, which are authorized, based upon data provided to it by the Trust. The Bank shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Trust.

(v)         Prepare and transmit to the Trust and to any applicable securities exchange (as specified to the Bank by the Trust) information with respect to purchases and redemptions of Shares;

(vi)        On days that the Trust may accept orders for purchases or redemptions, calculate and transmit to the Bank and the Trust the number of outstanding Shares;

(vii)       On days that the Trust may accept orders for purchases or redemptions (pursuant to the Participant Agreement), transmit to the Bank, the Trust and DTC the amount of Shares purchased on such day;

(viii)      Confirm to DTC the number of Shares issued to the Shareholder, as DTC may reasonably request;

(ix)        Extend the voting rights to the Shareholder and/or beneficial owners of Shares in accordance with the policies and procedures of DTC for book-entry only securities;

(x)         Maintain those books and records of the Trust specified by the Trust in Schedule A attached hereto; and

(xi)        Prepare a monthly report of all purchases and redemptions during such month on a gross transaction basis. The monthly report shall show the counterpart and amount of each purchase on a daily basis net number of Shares either redeemed or created for such Business Day.

(b)   In addition to and neither in lieu nor in contravention of the services set forth in the above paragraph (a), the Bank shall: perform the customary services of a transfer agent and dividend disbursing agent including but not limited to: maintaining the account of the Shareholder, obtaining a list of DTC participants holding interests in the Global Certificate at the request of the Trust, mailing proxy materials, shareholder reports and prospectuses to the Shareholder or DTC participants or beneficial owners of Shares at the request of the Trust and those services set forth on Schedule A attached hereto.

(c)   If the Shares are represented by individual Certificates, the Bank shall perform the services agreed to in writing by the Bank and the Trust.

(d)   The Bank shall provide additional services (if any) on behalf of the Trust (i.e., escheatment services) which may be agreed upon in writing between the Trust and the Bank.

2. Fees and Expenses

2.1 The Bank shall receive such consideration for the Transfer Agent’s services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties and attached hereto.

2.2 In addition to the fee paid under Section 2.1 above, the Trust agrees to reimburse the Bank for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, tabulating proxies, records storage, or advances incurred by the Bank for the items set out from time-to-time in the written fee schedule approved by the parties and attached hereto or relating to dividend distributions and reports (whereas all expenses related to creations and redemptions of Fund securities shall be borne by the relevant authorized participant in such creations and redemptions). In addition, any other expenses incurred by the Bank at the request or with the consent of the Trust, will be reimbursed by the Trust.

2.3 The Trust agrees to pay all fees and reimbursable expenses within ten business days following the receipt of the respective billing notice accompanied by supporting documentation, as appropriate. Postage for mailing of dividends, proxies, Trust reports and other mailings to all shareholder accounts shall be advanced to the Bank by the Trust at least seven (7) days prior to the mailing date of such materials.

3. Representations and Warranties of the Bank

3.1 The Bank represents and warrants to the Trust that:

It is a banking company duly organized and existing and in good standing under the laws of the State of New York.

It is duly qualified to carry on its business in the State of New York.

It is empowered under applicable laws and by its Charter and By-Laws to act as transfer agent and dividend disbursing agent and to enter into and perform this Agreement.

All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

4. Representations and Warranties of the Trust

4.1 The Trust represents and warrants to the Bank that:

It is a statutory trust duly organized and existing and in good standing under the laws of Delaware.

It is empowered under applicable laws and by its Declaration of Trust and Trust Agreement to enter into and perform this Agreement.

All corporate proceedings required by said Declaration of Trust and Trust Agreement have been taken to authorize it to enter into and perform this Agreement.

A registration statement under the Securities Act of 1933, as amended, on behalf of the Trust is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Trust being offered for sale.

5. [Section Reserved]

6. Indemnification

6.1 The Bank shall not be responsible for, and the Trust shall indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability (“Losses”) arising out of or attributable to:

(a)   All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken without gross negligence, or willful misconduct.

(b)   The Trust’s negligence or willful misconduct.

(c)   The breach of any representation or warranty of the Trust hereunder.

(d)   The conclusive reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust including but not limited to any previous transfer agent or registrar.

(e)   The conclusive reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Trust on behalf of the Trust.

(f)   The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

6.2 At any time the Bank may apply to any officer of the Trust for instructions, and may consult with legal counsel of their choosing with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Trust for any action taken or omitted by it in reliance upon such instructions or upon the advice or opinion of such counsel and shall promptly advise the Trust of such advice or opinion (except for actions or omissions by Bank taken with negligence or willful misconduct). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Trust, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust.

6.3 The Trust shall not be responsible for, and the Bank shall liable for direct money damages arising out of or attributable to:

(a)   The Bank’s own gross negligence or willful misconduct.

(b)   The breach of any representation or warranty of the Bank hereunder.

7. Standard of Care

The Bank shall have no responsibility and shall not be liable for any loss or damage unless such loss or damage is caused by its own negligence or willful misconduct or that of its employees, or its breach of any of its representations. In no event shall the Bank be liable for special, indirect or consequential damages regardless of the form of action and even if the same were foreseeable.

8. Concerning the Bank

8.1 Bank may enter into subcontracts, agreements and understandings with any BNY affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Bank from its obligations hereunder.

8.2 Bank shall be entitled to conclusively rely upon any written or oral instruction actually received by Bank and reasonably believed by Bank to be duly authorized and delivered. Trust agrees to forward to Bank written instructions confirming oral instructions by the close of business of the same day that such oral instructions are given to Bank. Trust agrees that the fact that such confirming written instructions are not received or that contrary written instructions are received by Bank shall in no way affect the validity or enforceability of transactions authorized by such oral instructions and effected by Bank. If Trust elects to transmit written instructions through an on-line communication system offered by Bank, Trust’s use thereof shall be subject to the terms and conditions attached hereto as Appendix A.

8.3 Bank shall establish and maintain a disaster recovery plan and back-up system at all times satisfying the requirements of all applicable law, rules, and regulations and which is reasonable under the circumstances (the “Disaster Recovery Plan and Back-Up System”). Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control which are not a result of its negligence, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, transportation, computer (hardware or software) or communications service;  accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation, provided that the Bank has established and is maintaining the Disaster Recovery Plan and BackUp System, or if not, that such delay or failure would have occurred even if Bank had established and was maintaining the Disaster Recovery Plan and Back-Up System. Upon the occurrence of any such delay or failure Bank shall use commercially reasonable best efforts to resume performance as soon as practicable under the circumstances.

8.4 Bank shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Bank in connection with this Agreement.

8.5 At any time the Bank may apply to an officer of the Trust written instructions with respect to any matter arising in connection with the Bank’s duties and obligations under this Agreement, and the Bank shall not be liable for any action taken or omitted to be taken by the Bank in good faith in accordance with such instructions.  Such application by the Bank for instructions from an officer of the Trust may, at the option of the Bank, set forth in writing any action proposed to be taken or omitted to be taken by the Bank with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and the Bank shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, the Bank has received written instructions in response to such application specifying the action to be taken or omitted. The Bank may consult counsel to the Trust or its own counsel, at the expense of the Trust, and shall be fully protected with respect to anything done or omitted by it in good faith in accordance with the advice or opinion of such counsel.

8.6 Notwithstanding any provisions of this Agreement to the contrary, the Bank shall be under no duty or obligation to inquire into, and shall not be liable for:

(a)   The legality of the issue, sale or transfer of any Shares, the sufficiency of the amount to be received in connection therewith, or the authority of the Trust to request such issuance, sale or transfer;

(b)   The legality of the purchase of any Shares, the sufficiency of the amount to be paid in connection therewith, or the authority of the Trust to request such purchase;

(c)   The legality of the declaration of any dividend by the Trust, or the legality of the issue of any Shares in payment of any stock dividend; or

(d)   The legality of any recapitalization or readjustment of the Shares.

9. Covenants of the Trust and the Bank

9.1 The Trust shall promptly furnish to the Bank the following:

(a)   A copy of the Declaration of Trust and Trust Agreement of the Trust and all amendments thereto.

(b)   Shares will be transferred upon presentation to the Bank of Shares to its electronic account at DTC, accompanied by such documents as the Bank deems necessary to evidence the authority of the person making such transfer, and bearing satisfactory evidence of the payment of applicable stock transfer taxes, if any.  In the case of small estates where no administration is contemplated, the Bank may, when furnished with an appropriate surety bond, and without further approval of the Trust, transfer Shares registered in the name of the decedent where the current market value of the Shares being transferred does not exceed such amount as may from time to time be prescribed by the various states. The Bank reserves the right to refuse to transfer Shares until it is satisfied that the endorsements on documents submitted to it are valid and genuine, and for that purpose it may require, unless otherwise instructed by an Officer of the Trust, a guaranty of signature by an “eligible guarantor institution” meeting the requirements of the Bank, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Bank in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended. The Bank also reserves the right to refuse to transfer Shares until it is satisfied that the requested transfer is legally authorized, and it shall incur no liability for the refusal in good faith to make transfers which the Bank, in its judgment, deems improper or unauthorized, or until it is satisfied that there is no basis to any claims adverse to such transfer. The Bank may, in effecting transfers of Shares, rely upon those provisions of the Uniform Act for the Simplification of Fiduciary Security Transfers or the Uniform Commercial Code, as the same may be amended from time to time, applicable to the transfer of securities, and the Trust shall indemnify the Bank for any act done or omitted by it in good faith in reliance upon such laws.

(c)   The Bank assumes no responsibility with respect to the transfer of restricted securities where counsel for the Trust advises that such transfer may be properly effected.

9.2 [Section Reserved]

9.3 Prior to the issuance of any additional Shares pursuant to stock dividends, stock splits or otherwise, and prior to any reduction in the number of Shares outstanding, the Trust shall deliver the following documents to the Bank:

(a)   A certified copy of the resolutions adopted by the managing owner of the Trust authorizing such issuance of additional Shares of the Trust or such reduction, as the case may be;

(b)   A certified copy of the order or consent of each governmental or regulatory authority required by law as a prerequisite to the issuance or reduction of such Shares, as the case may be, and an opinion of counsel for the Trust that no other order or consent is required; and

(c)   An opinion of counsel for the Trust, in a form satisfactory to the Bank, with respect to (i) the validity of the Shares, the obtaining of all necessary governmental consents, whether such Shares are fully paid and non-assessable and the status of such Shares under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other applicable federal law or regulations (i.e., if subject to registration, that they have been registered and that the Registration Statement has become effective or, if exempt, the specific grounds therefore), (ii) the status of the Trust with regard to the Investment Company Act of 1940, as amended, and (iii) the due and proper listing of the Shares on all applicable securities exchanges; and

9.4 The Bank agrees that all records prepared or maintained by the Bank relating to the services to be performed by the Bank hereunder are the property of the Trust and will be preserved, maintained and made available upon reasonable request, and will be surrendered promptly to the Trust on and in accordance with its request.

9.5 The Bank and the Trust agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be, or may become required by law, by administrative or judicial order or by rule.

9.6 In case of any requests or demands for the inspection of the Shareholder records of the Trust, the Bank will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. The Bank reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person.

9.7 The Fund shall, or shall cause a third party to, prepare and file such appropriate information returns concerning the payment and composition of dividends and capital gain distributions and tax withholding with the proper Federal, State and local authorities as are required by law to be filed by the Trust and shall withhold such sums as are required to be withheld by applicable law.

10. Termination of Agreement

10.1 The term of this Agreement shall be one year commencing upon the date hereof (the “Initial Term”) and shall automatically renew for additional one year terms unless either party provides written notice of termination at least ninety (90) days prior to the end of any one year term or, unless earlier terminated as provided below:

(a)   Either party hereto may terminate this Agreement prior to the expiration of the Initial Term in the event the other party breaches any material provision of this Agreement, including, without limitation in the case of the Trust, its obligations under Section 2.1, provided that the non-breaching party gives written notice of such breach to the breaching party and the breaching party does not cure such violation within 90 days of receipt of such notice.

(b)   The Fund may terminate this Agreement prior to the expiration of the Initial Term upon ninety (90) days’ prior written notice in the event that the managing owner determines to liquidate the Trust and terminate its registration with the Securities and exchange Commission other than in connection with a merger or acquisition of the Trust.

10.2 Should the Trust exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Trust. Additionally, the Bank reserves the right to charge for any other reasonable expenses associated with such termination.

10.3 The terms of Article 2 and Article 6 shall survive the termination of this Agreement.

11. [Section Reserved]

12. Assignment

12.1 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.

12.2 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

13. Severability and Beneficiaries

13.1 In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

14. Amendment

14.1 This Agreement may be amended or modified by a written agreement executed by both parties.

15. New York Law to Apply

15.1 This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Trust and Bank hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.  Trust hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. Trust and Bank each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

16. Merger of Agreement

16.1 Except as expressly provided to the contrary from time-to-time in the written fee schedule approved by the parties and attached hereto, this Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

17. Limitations of Liability of the Trustee and Shareholders

17.1 It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any shareholder, Trustee, officer, employee or agent of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust and Trust Agreement. This Agreement has been duly authorized, executed and delivered by the Trust and neither such authorization nor such execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust and Trust Agreement.

18. Counterparts

18.1 This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

[Fund]

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

SCHEDULE A

BOOKS AND RECORDS TO BE MAINTAINED BY BANK

Source Documents requesting Creations and Redemptions

Correspondence/AP Inquiries

Reconciliations, bank statements, copies of canceled checks, cash proofs

Daily/Monthly reconciliation of outstanding units between the Trust and DTC

Net Asset Computation Documentation

Dividend Records

Keep on file copies of year-end Statements and Tax Forms prepared by the Fund’s accountants

Exhibit A

Form of Participant Agreement

7hh BANK
of NEW YORK-

GLOBAL CUSTODY AGREEMENT

AGREEMENT, dated as of	between [Fund]

(“Customer”) and The Bank of New York (“Custodian”).

ARTICLE I
DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.           “Authorized Person” shall be any person, whether or not an officer or employee of Customer, duly authorized by Customer to give Oral and/or Written Instructions with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

2.           “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

3.           “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.           “Business Day” shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

5.           “Depository” shall include the Book-Entry System, the Depository Trust Company, Euroclear, Clearstream Banking S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to Customer from time to time.

6.           “Oral Instructions” shall mean instructions received verbally by Custodian.

7.           “Securities” shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository, with a Subcustodian or on the books of the issuer).

8.           “Subcustodian” shall mean a bank or other financial institution (other than a Depository) which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to Customer from time to time.

9.           “Written Instructions” shall mean written communications actually received by Custodian by S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian as available for use in connection with the services hereunder.

ARTICLE II
APPOINTMENT OF CUSTODIAN; ACCOUNTS;
REPRESENTATIONS AND WARRANTIES

1.           Customer hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts in which Custodian will hold Securities and cash as provided herein. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of Customer.

2.           Customer hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by Customer, that:

(a)          Customer is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b)         This Agreement has been duly authorized, executed and delivered by Customer, constitutes a valid and legally binding obligation of Customer, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Customer prohibits Customer’s execution or performance of this Agreement; and

(c)         Either Customer owns the Securities in the Accounts free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in an Account are owned beneficially by others, Customer has the right to pledge such Securities to the extent necessary to secure Customer’s obligations hereunder, free of any right of redemption or prior claim by the beneficial owner. Custodian’s security interest pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and Customer shall take any and all additional steps which are required to assure Custodian of such priority and status, including notifying third parties or obtaining their consent to, Custodian’s security interest.

ARTICLE III
CUSTODY AND RELATED SERVICES

1.           (a)           Subject to the terms hereof, Customer hereby authorizes Custodian to hold any Securities received by it from time to time for Customer’s account. Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian’s agreements with such Subcustodians.  Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Subcustodians participate.  Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with Subcustodians will be held in a commingled account in the name of Custodian as custodian or trustee for its customers. Custodian shall identify on its books and records the Securities and cash belonging to Customer, whether held directly or indirectly through Depositories or Subcustodians.

(b)         Unless applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of Customer by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

2.           Custodian shall furnish Customer with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts. Customer may elect to receive advices, confirmations, reports or statements electronically through the Internet to an email address specified by it for such purpose. By electing to use the Internet for this purpose, Customer acknowledges that such transmissions are not encrypted and therefore are insecure.  Customer further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by Customer or any person claiming by or through Customer as a result of the use of such methods.

3.           With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a)         Receive all income and other payments and advise Customer as promptly as practicable of any such amounts due but not paid;

(b)         Present for payment and receive the amount paid upon all Securities which may mature and advise Customer as promptly as practicable of any such amounts due but not paid;

(c)         Forward to Customer all information or documents that it may receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

(d)         Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

(e)          Hold directly or through a Depository or Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f)          Endorse for collection checks, drafts or other negotiable instruments.

4.           (a)           Custodian shall notify Customer of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Depository or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken.  Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify Customer.

(b)         Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Customer or provide for discretionary action or alternative courses of action by Customer, Customer shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive Customer’s Written Instructions at Custodian’s offices, addressed as Custodian may from time to time request, not later than noon at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may notify Customer). Absent Custodian’s timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5.           Custodian will make available to Customer proxy voting services upon the request of, and for the jurisdictions selected by, Customer in accordance with terms and conditions to be mutually agreed upon by Custodian and Customer.

6.           Custodian shall promptly advise Customer upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian or Depository holds any such Securities in which Customer has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7.           Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.           Customer shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any cash or Securities held on behalf of Customer or any transaction related thereto.   Customer shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of Customer (including any payment of Tax required by reason of an earlier failure to withhold).  Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of Customer, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify Customer of the additional amount of cash (in the appropriate currency) required, and Customer shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Customer is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of Customer under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from Customer all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by Customer to Custodian hereunder. Customer hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement.

9.           (a)           For the purpose of settling Securities and foreign exchange transactions, Customer shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in the currency of Customer’s home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency to settle the transaction. Custodian shall provide Customer with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from its Subcustodians and Depositories. Such funds shall be in the currency of Customer’s home jurisdiction or such other currency as Customer may specify to Custodian.

(b)         Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. Customer may issue standing Written Instructions with respect to foreign exchange transactions but Custodian may establish rules or limitations concerning any foreign exchange facility made available to Customer.  Customer shall bear all risks of investing in Securities or holding cash denominated in a foreign currency. Without limiting the foregoing, Customer shall bear the risks that rules or procedures imposed by Depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of Customer of Securities or cash held outside Customer’s jurisdiction or denominated in a currency other than its home jurisdiction or the conversion of cash from one currency into another currency. Custodian shall not be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither Custodian nor any Subcustodian shall be liable to Customer for any loss resulting from any of the foregoing events.

10.         To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. Customer understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith.  Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

11.         As an accommodation to Customer, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements Securities not held in Custodian’s vault or for which Custodian or its nominee is not the registered owner (“Non-Custody Securities”). Non-Custody Securities shall be designated on Custodian’s books as “shares not held” or by other similar characterization. Customer acknowledges and agrees that it shall have no security entitlement against Custodian with respect to Non-Custody Securities, that Custodian shall rely, without independent verification, on information provided by Customer regarding Non-Custody Securities (including but not limited to positions and market valuations) and that Custodian shall have no responsibility whatsoever with respect to Non-Custody Securities or the accuracy of any information maintained on Custodian’s books or set forth on account statements concerning Non-Custody Securities.

12.         From time to time Custodian may make available to Customer or its agent(s) certain computer programs, products, services, reports or information (including, without limitation, information obtained by Custodian from third parties and information reflecting Custodian’s input, evaluation and interpretation (collectively, “Tools”).  Tools may allow Customer or its agent(s) to perform certain analytic, accounting, compliance, reconciliation and other functions with respect to the Account. By way of example, Tools may assist Customer or its agent(s) in analyzing the performance of investment managers appointed by Customer, determining on a post-trade basis whether transactions for the Account comply with Customer’s investment guidelines, evaluating assets at risk, and performing account reconciliations.   Tools may be used only for Customer’s internal purposes, and may not be resold, redistributed or otherwise made available to third parties. Tools are the sole and exclusive property of Custodian and its suppliers. Customer may not reverse engineer or decompile any computer programs provided by the Custodian comprising, or provided as a part of, any Tools. Information supplied by third parties may be incorrect or incomplete, and any information, reports, analytics or other services supplied by Custodian that rely on information from third parties may also be incorrect or incomplete. All Tools are provided “AS IS”, whether or not they are modified to meet specific needs of Customer and regardless of whether Custodian is compensated by Customer for providing such Tools. CUSTODIAN DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TOOLS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.   ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, CUSTODIAN AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY LOSS, COST, EXPENSE, DAMAGE, LIABILITY OR CLAIM SUFFERED OR INCURRED BY CUSTOMER, ITS AGENT(S) OR ANY OTHER PERSON AS A RESULT OF USE OF, INABILITY TO USE, OR RELIANCE UPON ANY TOOLS.

13.         With respect to Securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Custodian to disclose to the issuers, upon their request, the name, address and securities position of its customers who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s Securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the Securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Custodian. Under the Act, Customer is either the “beneficial owner” or a “respondent bank.”

Customer is the “beneficial owner,” as defined in the Act, of the Securities to be held by Custodian hereunder.
Customer is not the beneficial owner of the Securities to be held by Custodian, but is acting as a “respondent bank,” as defined in the Act, with respect to the Securities to be held by Custodian hereunder.
IF NO BOX IS CHECKED, CUSTODIAN SHALL ASSUME THAT CUSTOMER IS THE BENEFICIAL OWNER OF THE SECURITIES.

For beneficial owners of the Securities only:

Customer objects
Customer does not object

to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Customer.
IF NO BOX IS CHECKED, CUSTODIAN SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM CUSTOMER.

With respect to Securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the Securities are located.

ARTICLE IV
PURCHASE AND SALE OF SECURITIES;
CREDITS TO ACCOUNT

1.           Promptly after each purchase or sale of Securities by Customer, an Authorized Person shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

2.           Customer understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Customer assumes full responsibility for all credit risks involved in connection with Custodian’s delivery of Securities pursuant to instructions of Customer.

3.           Custodian may, as a matter of bookkeeping convenience or by separate agreement with Customer, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian’s actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V
OVERDRAFTS OR INDEBTEDNESS

1.           If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason an overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if Customer is for any other reason indebted to Custodian, Customer agrees to repay Custodian on demand the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency.

2.           In order to secure repayment of Customer’s obligations to Custodian hereunder, Customer hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Customer’s right, title and interest in and to the Accounts and the Securities, money and other property now or hereafter held in the Accounts (including proceeds thereof), and any other property at any time held by it for the account of Customer. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

ARTICLE VI
CONCERNING CUSTODIAN

1.           (a)           Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against Customer, except those Losses arising out of the negligence or willful misconduct of Custodian. Custodian shall have no liability whatsoever for the action or inaction of any Depository or issuer of Securities.  Subject to Section 1 (b) below, Custodian’s responsibility with respect to any Securities or cash held by a Subcustodian is limited to the failure on the part of Custodian to exercise reasonable care in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any Losses incurred by Customer as a result of the acts or the failure to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian’s sole responsibility and liability to Customer shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

(b)         Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)         Customer agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian’s performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by Customer; provided however, that Customer shall not indemnify Custodian for those Losses arising out of Custodian’s negligence or willful misconduct.  This indemnity shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement.

2.           Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by Customer or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market.

3.           Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.           Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.           Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.           Customer shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian’s standard rates for such services as may be applicable. Customer shall reimburse Custodian for all costs associated with the conversion of Customer’s Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. Customer shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.           Custodian has the right to debit any cash account for any amount payable by Customer in connection with any and all obligations of Customer to Custodian, whether or not relating to or arising under this Agreement. In addition to the rights of Custodian under applicable law and other agreements, at any time when Customer shall not have honored any and all of its obligations to Custodian, Custodian shall have the right without notice to Customer to retain or set-off, against such obligations of Customer, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of Customer, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to Customer in any currency. Any such asset of, or obligation to, Customer may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.           (a)           Subject to the terms below, Custodian shall be entitled to rely upon any Written or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. Customer agrees that an Authorized Person shall forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. Customer agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian.

(b)          If Custodian receives Written Instructions which appear on their face to have been transmitted by an Authorized Person via (i) computer facsimile, email, the Internet or other insecure electronic method, or (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, Customer understands and agrees that Custodian cannot determine the identity of the actual sender of such Written Instructions and that Custodian shall conclusively presume that such Written Instructions have been sent by an Authorized Person.  Customer shall be responsible for ensuring that only Authorized Persons transmit such Written Instructions to Custodian and that all Authorized Persons treat applicable user and authorization codes, passwords and/or authentication keys with extreme care.

(c)          Customer acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Written Instructions to Custodian and that there may be more secure methods of transmitting Written Instructions than the method(s) selected by Customer.  Customer agrees that the security procedures (if any) to be followed in connection with its transmission of Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(d)          If Customer elects to transmit Written Instructions through an on-line communication system offered by Custodian, Customer’s use thereof shall be subject to the Terms and Conditions attached hereto as Appendix I.  If Customer elects (with Custodian’s prior consent) to transmit Written Instructions through an on-line communications service owned or operated by a third party, Customer agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.

9.           Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, Customer shall have access to Custodian’s books and records relating to the Accounts during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Customer at Customer’s expense.

10.         It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect.

11.         Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

12.         Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE VII
TERMINATION

Either party may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice. Upon termination hereof, Customer shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Oral or Written Instructions concerning the transfer of custody of records, Securities and other items as Customer shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder.  If any Securities or cash remain in any Account, Custodian may deliver to Customer such Securities and cash. Except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease upon termination of this Agreement.

ARTICLE VIII
MISCELLANEOUS

1            Customer agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons.  Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

2.           Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.           Any notice or other instrument in writing, authorized or required by this Agreement to be given to Customer shall be sufficiently given if addressed to Customer and received by it at its offices at 3340 Peachtree Road, Suite 1910, Atlanta, GA 30326, or at such other place as Customer may from time to time designate in writing.

4.           Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.           In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected thereby.  This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.           (a)           This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Customer and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Customer hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. Customer and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

(b)         The parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

(c)         For Governmental Entities: To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer irrevocably agrees not to claim, and it hereby waives, such immunity.

7.           The parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.

8.           Customer hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify Customer.   Accordingly, prior to opening an Account hereunder Custodian will ask Customer to provide certain information including, but not limited to, Customer’s name, physical address, tax identification number and other information that will help Custodian to identify and verify Customer’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Customer agrees that Custodian cannot open an Account hereunder unless and until the Custodian verifies the Customer’s identity in accordance with its CIP.

9.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

CERTIFICATE OF AUTHORIZED PERSONS
(Customer   Oral and Written Instructions)

The undersigns hereby certifies that he/she is the                           acting of                                                   (“Corporation”), and further certifies that the following officers or employees of the Corporation duly authorized in conformity with the Corporation’s Articles of Incorporation and By-Laws to deliver Oral and Written Instructions to The Bank of New York (“BNY”) pursuant to the Global Custody Agreement between the Corporation and BNY dated                 , and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

IN WITNESS WHEREOF, Customer and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

[Fund]

By:

Title:

By:

Title:

THE BANK OF NEW YORK

Title:	EDWARD G. McGANN
MANAGING DIRECTOR

APPENDIX I

ELECTRONIC SERVICES TERMS AND CONDITIONS

i .           License: Use. (a) This Appendix I shall govern Customer’s use of electronic communications, information delivery, portfolio management and banking services, that The Bank of New York and its affiliates (“BNY”) may provide to Customer, such as The Bank of New York Inform Tm and The Bank of New York CASH-Register Plus’, and any computer software, proprietary data and documentation provided by BNY to Customer in connection therewith (collectively, the “Electronic Services”). In the event of any conflict between the terns of this Appendix I and the main body of this Agreement with respect to Customer’s use of the Electronic Services, the terns of this Appendix I shall control.

(b) BNY grants to Customer a personal, nontransferable and nonexclusive license to use the Electronic Services to which Customer subscribes solely for the purpose of transmitting instructions and information (“Written Instructions”), obtaining reports, analyses and statements and other information and data, making inquiries and otherwise communicating with BNY in connection with the Customer’s relationship with BNY. Customer shall use the Electronic Services solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to Customer with respect to the Electronic Services. Customer acknowledges that BNY and its suppliers retain and have title and exclusive proprietary rights to the Electronic Services, including any trade secrets or other ideas, concepts, know-how, methodologies, and information incorporated therein and the exclusive rights to any copyrights, trade dress, look and feel, trademarks and patents (including registrations and applications for registration of either), and other legal protections available in respect thereof.  Customer further acknowledges that all or a part of the Electronic Services may be copyrighted or trademarked (or a registration or claim made therefor) by BNY or its suppliers. Customer shall not take any action with respect to the Electronic Services inconsistent with the foregoing acknowledgments, not, shall Customer attempt to decompile, reverse engineer or modify the Electronic Services.  Customer may not copy, distribute, sell, lease or provide, directly or indirectly, the Electronic Services or any portion thereof to any other person or entity without BNY’s prior written consent. Customer may not remove any statutory copyright notice or other notice included in the Electronic Services. Customer shall reproduce any such notice on any reproduction of any portion of the Electronic Services and shall add any statutory copyright notice or other notice upon BNY’s request.

(c) Portions of the Electronic Services may contain, deliver or rely on data supplied by third parties (“Third Party Data”), such as pricing data and indicative data, and services supplied by third parties (“Third Party Services”) such as analytic and accounting services. Third Party Data and Third Party Services supplied hereunder are obtained from sources that BNY believes to be reliable but are provided without any independent investigation by BNY. BNY and its suppliers do not represent or warrant that the Third Party Data or Third Party Services are correct, complete or current. Third Party Data and Third Party Services are proprietary to their suppliers, are provided solely for Customer’s internal use, and may not be reused, disseminated or redistributed in any form. Customer shall not use any Third Party Data in any manner that would act as a substitute for obtaining a license for the data directly from the supplier. Third Party Data and Third Party Services should not be used in making any investment decision. BNY AND ITS SUPPLIERS ARE NOT RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF OR RELIANCE UPON THIRD PARTY DATA OR THIRD PARTY SERVICES.  BNY’s suppliers of Third Party Data and Services are intended third party beneficiaries of this Section I (c) and Section 5 below.

(d) Customer understands and agrees that any links in the Electronic Services to Internet sites may be to sites sponsored and maintained by third parties. BNY make no guarantees, representations or warranties concerning the information contained in any third party site (including without limitation that such information is correct, current, complete or free of viruses or other contamination), or any products or services sold through third party sites. All such links to third party Internet sites are provided solely as a convenience to Customer and Customer accesses and uses such sites at its own risk. A link in the Electronic Services to a third party site does not constitute BNY’s endorsement, authorization or sponsorship of such site or any products and services available from such site.

2.           Equipment.  Customer shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize and obtain access to the Electronic Services, and BNY shall not he responsible for the reliability or availability of any such equipment or services.

3.           Proprietary Information. The Electronic Services, and any proprietary data (including Third Party Data), processes, software, information and documentation made available to Customer (other than which are or become pact of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of BNY or its suppliers.  However, for the avoidance of doubt, reports generated by Customer containing information relating to its account(s) (except for Third Party Data contained therein) are not deemed to be within the meaning of the term “Information.” Customer shall keep the Information confidential by using the same care and discretion that Customer uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason, Customer shall return to BNY any and all copies of the information which are in its possession or under its control (except that Customer may retain reports containing Third Party Data, provided that such Third Party Data remains subject to the provisions of this Appendix). The provisions of this Section 3 shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all information whether or not copyrighted.

4.           Modifications. BNY reserves the tight to modify the Electronic Services from time to time. Customer agrees not to modify or attempt to modify the Electronic Services without BNY’s prior written consent. Customer acknowledges that any modifications to the Electronic Services, whether by Customer or BNY and whether with or without BNY’s consent, shall become the property of BNY.

5.           NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY.  BNY AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE ELECTRONIC SERVICES OR ANY THIRD PARTY DATA OR THIRD PARTY SERVICES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER ACKNOWLEDGES THAT THE ELECTRONIC SERVICES, THIRD PARTY DATA AND THIRD PARTY SERVICES ARE PROVIDED “AS IS.”  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL BNY OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH CUSTOMER MAY INCUR IN CONNECTION WITH THE ELECTRONIC SERVICES, THIRD PARTY DATA OR THIRD PARTY SERVICES, EVEN IF BNY OR SUCH SUPPLIER KNEW OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT SHALL BNY OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

6.           Security: Reliance; Unauthorized Use, Funds Transfers. BNY will establish security procedures to be followed in connection with the use of the Electronic Services, and Customer agrees to comply with the security procedures.  Customer understands and agrees that the security procedures are intended to determine whether instructions received by BNY through the Electronic Services are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions.  Customer will cause all persons utilizing the Electronic Services to treat any user and authorization codes, passwords, authentication keys and other security devices with the highest degree of care and confidentiality. Upon termination of Customer’s use of the Electronic Services, Customer shall return to BNY any security devices (e.g., token cards) provided by BNY.  BNY is hereby irrevocably authorized to comply with and rely upon on Written Instructions and other communications, whether or not authorized, received by it through the Electronic Services. Customer acknowledges that it has sole responsibility for ensuring that only Authorized Persons use the Electronic Services and that to the fullest extent permitted by applicable law BNY shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by Customer arising from or in connection with the use of the Electronic Services or BNY’s reliance upon and compliance with Written Instructions and other communications received through the Electronic Services. With respect to instructions for a transfer of funds issued through the Electronic Services, when instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the BNY, its affiliates, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. Such reliance on a unique identifier shall apply to beneficiaries named in such instructions as well as any financial institution which is designated in such instructions to act as an intermediary in a funds transfer. It is understood and agreed that unless otherwise specifically provided herein, and to the extent permitted by applicable law, the parties hereto shall be bound by the rules of any funds transfer system utilized to effect a funds transfer hereunder.

7.           Acknowledgments. BNY shall acknowledge through the Electronic Services its receipt of each Written instruction communicated through the Electronic Services, and in the absence of such acknowledgment BNY shall not be liable for any failure to act in accordance with such Written Instruction and Customer may not claim that such Written Instruction was received by BNY. BNY may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by BNY in sufficient time for BNY to act upon, or in accordance with such instructions or communications.

8.           Viruses. Customer agrees to use reasonable efforts to prevent the transmission through the Electronic Services of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Electronic Services.

9.           Encryption. Customer acknowledges and agrees that encryption may not be available for every communication through the Electronic Services, or for all data. Customer agrees that BNY may deactivate any encryption features at any time, without notice or liability to Customer, for the purpose of maintaining, repairing or troubleshooting its systems.

10.         On-Line Inquiry and Modification of Records. In connection with Customer’s use of the Electronic Services, BNY may, at Customer’s request, permit Customer to enter data directly into a BNY database for the purpose of modifying certain information maintained by BNY’s systems, including, but not limited to, change of address information. To the extent that Customer is granted such access, Customer agrees to indemnify and hold BNY harmless from all loss, liability, cost, damage and expense (including attorney’s fees and expenses) to which BNY may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to BNY database records initiated by Customer.

11.         Agents.  Customer may, on advance written notice to the BNY, permit its agents and contractors (“Agents”) to access and use the Electronic Services on Customer’s behalf, except that the BNY reserves the right to prohibit Customer’s use of any particular Agent for any reason. Customer shall require its Agent(s) to agree in writing to be bound by the terns of the Agreement, and Customer shall be liable and responsible for any act or omission of such Agent in the same manner, and to the same extent, as though such act or omission were that of Customer. Each submission of a Written Instruction or other communication by the Agent through the Electronic Services shall constitute a representation and warranty by the Customer that the Agent continues to be duly authorized by the Customer to so act on its behalf and the BNY may rely on the representations and warranties made herein in complying with such Written Instruction or communication. Any Written Instruction or other communication through the Electronic Services by an Agent shall be deemed that of Customer, and Customer shall be bound thereby whether or not authorized. Customer may, subject to the terms of this Agreement and upon advance written notice to the Bank, provide a copy of the Electronic Service user manuals to its Agent if the Agent requires such copies to use the Electronic Services on Customer’s behalf  Upon cessation of any such Agent’s services, Customer shall promptly terminate such Agent’s access to the Electronic Services, retrieve from the Agent any copies of the manuals and destroy them, and retrieve from the Agent any token cards or other security devices provided by BNY and return them to BNY.

THE BANK OF NEW YORK MELLON

ETF and PORTFOLIO & PARTNERSHIP ACCOUNTING SERVICES
FEE SCHEDULE
for
[Fund]

ETF Services (Transfer Agency Index Receipt Agent Creation/Redemption Processing)
-and-

Portfolio Partnership Accounting Services (Daily Pricing and General Ledger Bookkeeping)

First $500 Million	6.5 basis points per annum
Amounts above $500 Million	5.0 basis points per annum

Federal Funds Wires/Official Checks

$6 wires and checks as requested

Minimum Fee

There is monthly minimum fee of $10,000 for each fund.

Out-of-Pocket Expenses

Out-of-Pocket expenses traditionally include, but are not limited to, cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, attendance at closings, telecommunication charges, etc. These expenses will be billed to the client as they are incurred.

Creation/Redemption Unit Transaction Charges

The minimum Creation/Redemption Unit Transaction fee will be $500.

Earnings Credit on Balances/Interest on Overdrafts

Earnings credits are provided to each portfolio on 90% of the daily available balance in the domestic custodian account after reduction for Federal Reserve requirements, computed at the 90-day T- bill rate minus 0.25 bps on the day of the balance.

Overdrafts, excluding bank errors, will cause a reduction of earnings credits daily, computed at 2.0% above the Federal Funds rate on the day of the overdraft.

Credits and debits will be accumulated daily and offset monthly against the Bank’s domestic safekeeping custodian fees. To the extent a net debit is accumulated, each portfolio will be billed for the expense. To the extent a net earnings credit is generated, such excess earnings credit can be carried forward until calendar year end. Any credits remaining after that date will be forfeited.

[Fund]

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

JOSEPH F. KEENAN
MANAGING DIRECTOR

ELECTRONIC ACCESS
TERMS AND CONDITIONS

These Electronic Access Terms and Conditions (the “Terms and Conditions”) set forth the terms and conditions under which The Bank of New York Mellon Corporation and/or its subsidiaries or joint ventures (collectively, “BNY Mellon”) will provide the undersigned entities and its (their) affiliates listed on Schedule A (“You” and “Your”) with access to and use of BNY Mellon’s electronic information delivery site known as “BNY Mellon Connect” and/or other BNY Mellon-designated access portals (“Electronic Access”).  Access to and use of Electronic Access by You is contingent upon and is in consideration for Your compliance with the terms and conditions set forth below.  Electronic Access includes access to BNY Mellon web sites accessible via BNY Mellon Connect and/or other BNY Mellon-designated access portals (“Sites”), pursuant to which You are able to access products and services provided by BNY Mellon as well as data regarding Your accounts.  You may amend Schedule A by delivering a revised version to BNY Mellon.

Any particular product or service accessed by You through Electronic Access may be subject to a separate written agreement between You and BNY Mellon with respect to such products and services (each a “Services Agreement”).  In addition, terms and conditions and restrictions with respect to any particular product or service accessed through Electronic Access (such as privacy and internet security matters), together with any disclaimers related to the specific products or services, may be set forth on the Sites (hereinafter referred to as “Terms of Use”) and are applicable to such products and services.  By Your signature below, You agree to the Terms and Conditions.  By any of Your Users accessing the Sites, and the products and services available through Electronic Access, You agree to any Terms of Use and acknowledge and accept any disclaimers and disclosures included on the Sites and the restrictions concerning the use of proprietary data provided by Information Providers (as defined below) that are posted on the Data Terms Web Site (as defined below).  For the avoidance of doubt, the execution of these Terms and Conditions will not alter or amend or otherwise affect any Services Agreement whether such Services Agreement is executed prior to or after the execution of these Terms and Conditions.

1.           Access Administration:
a.        To facilitate access to Electronic Access, You will furnish BNY Mellon with a written list of the names, and the extent of authority or level of access, of persons You are authorizing to access the Sites, products and services and to use the Electronic Access (“Authorized Users”) on a read-only basis.  In addition, You may also designate Authorized Users who will have authority to enter transactions and provide instructions to BNY Mellon that cause a change in or have an impact on assets held by BNY Mellon for Your accounts (“Authorized Transactional Users”).  Where appropriate, Authorized Users and Authorized Transactional Users are collectively referred to herein as “Users.”  If You wish to allow any third party (such as an investment manager, consultant or third party service provider) or any employee of a third party to have access to Your account information through Electronic Access and be included as a “User” under these Terms and Conditions, You may designate a third party or employee of a third party as an Authorized User or Authorized Transactional User under these Terms and Conditions and any such third party or employee of a third party so designated by You (and, if a third party is so designated, any employee of such third party designated by such third party) will be included within the definition of Authorized User, Authorized Transactional User, and User as appropriate.

b.        Upon BNY Mellon’s approval of Users (which approval will not be unreasonably withheld), BNY Mellon will send You a user-id, temporary password and, where applicable, a security identification device for each User.  You will be responsible for providing to Users the user-ids, temporary passwords and, where applicable, secure identification devices.  You will ensure that any User receiving a secure identification device returns such device immediately following the termination of the User’s authorization to access the products and services for which the secure identification device was provided to such User.  You are solely responsible for Users’ access to Electronic Access, and You and Users are solely responsible for the confidentiality of the user-ids and passwords and secure identification devices that are provided to them and will remain responsible for each secure identification device until it is returned to BNY Mellon.  You, on behalf of You and Your affiliates, acknowledge and agree that, BNY Mellon will have no duty or obligation to verify or confirm the actual identity of the person who accessed Electronic Access using a validly issued user-id and password (and, where applicable, security identification device) or that the person who accessed Electronic Access using such validly issued user-id and password (and, where applicable, security identification device) is, in fact, a User (whether an Authorized User or an Authorized Transactional User).

c.        You are also solely responsible for ensuring that all Users comply with these Terms and Conditions and any Terms of Use included on the Sites, the Service Agreement for each product or services accessed through the Sites and their associated services and all applicable terms and conditions, restrictions on the use of such products and services and data obtained through the use of Electronic Access.  BNY Mellon reserves the right to prohibit access  or revoke the access of any User to Electronic Access whom BNY Mellon determines has violated or breached these terms and conditions or any Terms of Use on a Site accessed by the User, including the Data Terms Web Site (as defined below), or whose conduct BNY Mellon reasonably determines may constitute a criminal offense, violate any applicable local, state, national, or international law or constitute a security risk for BNY Mellon, a BNY Mellon’s third party supplier (“BNY Mellon’s Supplier”),  BNY Mellon’s clients or any Users of Electronic Access.  BNY Mellon may also terminate access to all Users following termination of all Services Agreements between You and BNY Mellon.

2.           Proprietary Software:  Depending upon the products and services You elect to access through Electronic Access, You may be provided software owned by BNY Mellon or licensed to BNY Mellon by a BNY Mellon Supplier (“Proprietary Software”).  You are granted a limited, non-exclusive, non-transferable license to install the Proprietary Software on Your authorized computer system (including mobile devices registered with BNY Mellon) and to use the Proprietary Software solely for Your own internal purposes in connection with Electronic Access and solely for the purposes for which it is provided to You.  You and Your Users may make copies of the Proprietary Software for backup purposes only, provided all copyright and other proprietary information included in the original copy of the Proprietary Software are reproduced in or on such backup copies.

3.           Use of Data:
a.        Electronic Access may include information and data that is proprietary to the providers of such information or data (“Information Providers”) or may be used to access Sites that include such information or data from Information Providers.  This information and data may be subject to restrictions and requirements which are imposed on BNY Mellon by the Information Providers and which are posted on http://www.bnymellon.com/products/assetservicing/vendoragreement.pdf or any successor web site of which You are provided notice from time to time (the “Data Terms Web Site”).  You will be solely responsible for ensuring that Users comply with the restrictions and requirements concerning the use of proprietary data that are posted on the Data Terms Web Site.

b.        You consent to BNY Mellon, its affiliates and BNY Mellon’s Suppliers disclosing to each other and using data received from You and Users and, where applicable, Your third parties in connection with these Terms and Conditions (including, without limitation, client data and personal data of Users) (1) to the extent necessary for the provision of Electronic Access; (2) in order for BNY Mellon and its affiliates to meet any of their obligations under these Terms and Conditions to provide Electronic Access; or (3) to the extent necessary for Users to access Electronic Access.

c.        In addition, You permit BNY Mellon to aggregate data concerning Your accounts with other data collected and/or calculated by BNY Mellon.  BNY Mellon will own such aggregated data, but will not distribute the aggregated data in a format that identifies You or Your data.

4.           Ownership and Rights:
a.        Electronic Access, including any database, any software (including for the avoidance of doubt, Proprietary Software) and any proprietary data, processes, scripts, information, training materials, manuals or documentation made available as part of the Electronic Access (collectively, the “Information”), are the exclusive and confidential property of BNY Mellon and/or BNY Mellon’s suppliers. You may not use or disclose the Information except as expressly authorized by these Terms and Conditions.  You will, and will cause Users and Your third parties and their users, to keep the Information confidential by using the same care and discretion that You use with respect to Your own confidential information, but in no event less than reasonable care.

b.        The provisions of this paragraph will not affect the copyright status of any of the Information which may be copyrighted and will apply to all Information whether or not copyrighted.

c.        Nothing in these Terms and Conditions will be construed as giving You or Users any license or right to use the trade marks, logos and/or service marks of BNY Mellon, its affiliates, its Information Providers or BNY Mellon’s Suppliers.

d.        Any Intellectual Property Rights and any other rights or title not expressly granted to You or Users under these Terms and Conditions are reserved to BNY Mellon, its Information Providers and BNY Mellon’s Suppliers.  “Intellectual Property Rights” includes all copyright, patents, trademarks and service marks, rights in designs, moral rights, rights in computer software, rights in databases and other protectable lists of information, rights in confidential information, trade secrets, inventions and know-how, trade and business names, domain names (including all extensions, revivals and renewals, where relevant) in each case whether registered or unregistered and applications for any of them and the goodwill attaching to any of them and any rights or forms of protection of a similar nature and having equivalent or similar effect to any of them which may subsist anywhere in the world.

5.           Reliance:
a.        BNY Mellon will be entitled to rely on, and will be fully protected in acting upon, any actions or instructions associated with a user-id or a secure identification device issued to a User until such time BNY Mellon receives actual notice in writing from You of the change in status of the User and receipt of the secure identification device issued to such User. You acknowledge that all commands, directions and instructions, including commands, directions and instructions for transactions issued by a User are issued at Your sole risk.  You agree to accept full and sole responsibility for all such commands, directions and instructions and that BNY Mellon, will have no liability for, and you hereby release BNY Mellon from, any losses, liabilities, damages, costs, expenses, claims, causes of action or judgments (including attorneys fees and expenses) (collectively “Losses”) incurred or sustained by you or any other party in connection with or as a result of BNY Mellon’s reliance upon or compliance with such commands, directions and instructions.

b.        All commands, directions and instructions involving a transaction entered by Authorized Transactional User will be treated as an authorized instruction under the applicable Services Agreement(s) between You and BNY Mellon covering accounts, products and services and products provided by BNY Mellon with respect to which Electronic Access is being used whether such Services Agreement is executed prior to or after the execution of these Terms and Conditions.

6.           Disclaimers:
a.        Although BNY Mellon uses reasonable efforts to provide accurate and up-to-date information through Electronic Access, BNY Mellon, its Content Providers and Information Providers make no warranties or representations under these Terms and Conditions as to accuracy, reliability or comprehensiveness of the content, information or data accessed through Electronic Access.  Without limiting the foregoing, some of the content on Electronic Access may be provided by sources unaffiliated with BNY Mellon (“Content Providers”) and by Information Providers. For that content BNY Mellon is a distributor and not a publisher of such content and has no control over it.  Information provided by Information Providers has not been independently verified by BNY Mellon and BNY Mellon makes no representation as to the accuracy or completeness of the content or information provided.  Any opinions, advice, statements, services, offers or other information given or provided by Content Providers and Information Providers (including merchants and licensors) are those of the respective authors of such content and not that of BNY Mellon.  BNY Mellon will not be liable to You or Users for such content or information in any way nor for any action taken in reliance on such information nor for direct or indirect damages resulting from the use of such information. For purposes of these Terms and Conditions, all information and data, including all proprietary information and materials and all client data, provided to You through Electronic Access are provided on an “AS-IS”, “AS AVAILABLE” basis.

b.        BNY Mellon makes no guarantee and does not warrant that Electronic Access or the information and data provided through the Electronic Access are or will be virus-free or will be free of viruses, worms, Trojan horses or other code with contaminating or destructive properties.  BNY Mellon will employ commercially reasonable anti-virus software to its systems to protect its systems against viruses.

c.        Some Sites accessed through the use of Electronic Access may include links to websites provided by parties that are not affiliated with BNY Mellon (“Third Party Websites”).  BNY Mellon will not be liable to any person for the content found on such Third Party Websites.  BNY Mellon will not be responsible for Third Party Websites that collect information from parties who visit their web sites through links on the Sites.  BNY Mellon will not be liable or responsible for any loss suffered by any person as a result of their use of any Third Party Websites that are linked to the BNY Mellon Sites.

d.        BNY Mellon retains complete discretion and authority to add, delete or revise in whole or in part Electronic Access, including its Sites, and to modify from time to time any Proprietary Software provided in conjunction with the use of Electronic Access and/or any of the Sites.  To the extent reasonably possible, BNY Mellon will provide notice of such modifications.  BNY Mellon may terminate, immediately and without advance notice, and without right of cure, any portion or component of Electronic Access or the Sites.

e.        TO THE FULLEST EXTENT PERMITTED BY LAW, THERE IS NO WARRANTY OF MERCHANTABILITY, NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, NO WARRANTY OF QUALITY AND NO WARRANTY OF TITLE OR NONINFRINGEMENT.  THERE IS NO OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, REGARDING ELECTRONIC ACCESS, THE SITES, ANY PROPRIETARY SOFTWARE, INFORMATION, MATERIALS OR CLIENT DATA.

f.        Notwithstanding the prior paragraph, The Bank of New York Mellon or an Affiliate designated by it will defend You and pay any amounts agreed to by BNY Mellon in a settlement and damages finally awarded by a court of competent jurisdiction, in an  action or proceeding commenced  against You based on a claim that Electronic Access or the Proprietary Software infringe plaintiff(s)’s patent, copyright, or trade secret, provided that You (i) notify BNY Mellon promptly of any such action or claim (except that the failure to so notify BNY Mellon will not limit BNY Mellon’s obligations hereunder except to the extent that such failure prejudices BNY Mellon); (ii) grant BNY Mellon or its designated Affiliate full and exclusive authority to defend, compromise or settle such claim or action; and (iii) provide BNY Mellon or its designated Affiliate all assistance reasonably necessary to so defend, compromise or settle.  The foregoing obligations will not apply, however, to any claim or action arising from (i) use of the Proprietary Software Information or Electronic Access in a manner not authorized under these Terms and Conditions, the Terms of Use, or the Data Terms Web Site; or (ii) use of the Proprietary Software or Electronic Access in combination with other software or services not supplied by BNY Mellon.

7.           Limitation of Liability:
a.        IN NO EVENT WILL BNY MELLON, BNY MELLON’S SUPPLIERS OR ITS  CONTENT PROVIDERS OR INFORMATION PROVIDERS BE LIABLE TO YOU OR ANYONE ELSE UNDER THESE TERMS AND CONDITIONS FOR ANY LOSSES, LIABILITIES, DAMAGES, COSTS OR EXPENSES INCLUDING BUT NOT LIMITED TO, ANY DIRECT DAMAGES, CONSEQUENTIAL DAMAGES, RELIANCE DAMAGES, EXEMPLARY DAMAGES, INCIDENTAL DAMAGES, SPECIAL DAMAGES, PUNITIVE DAMAGES, INDIRECT DAMAGES OR DAMAGES FOR LOSS OF PROFITS, GOOD WILL, BUSINESS INTERRUPTION, USE, DATA, EQUIPMENT OR OTHER INTANGIBLE LOSSES (EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) THAT RESULT FROM (1) THE USE OF OR INABILITY TO USE ELECTRONIC ACCESS (2) THE CONSEQUENCES OF ANY DECISION MADE OR ACTION OR NON-ACTION TAKEN BY YOU OR ANY OTHER PERSON, OR FOR ANY ERRORS BY YOU IN COMMUNICATING SUCH INFORMATION; (3) THE COST OF SUBSTITUTE ACCESS SERVICES; OR (4) ANY OTHER MATTER RELATING TO THE CONTENT OR ACCESS THROUGH ELECTRONIC ACCESS.  BNY MELLON WILL NOT BE LIABLE FOR LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY ARISING FROM ANY USE OF ANY PRODUCT, INFORMATION, PROCEDURE, OR SERVICE OBTAINED THROUGH ELECTRONIC ACCESS.  BNY MELLON WILL NOT BE LIABLE FOR ANY LOSS, DAMAGE OR INJURY RESULTING FROM VOLUNTARY SHUTDOWN OF THE SERVER, ELECTRONIC ACCESS OR ANY OF THE SITES TO ADDRESS TECHNICAL PROBLEMS, COMPUTER VIRUSES, DENIAL-OF-SERVICE MESSAGES OR OTHER SIMILAR PROBLEMS.

b.        BNY MELLON’S ENTIRE LIABILITY AND YOUR EXCLUSIVE REMEDY UNDER THESE TERMS AND CONDITIONS FOR ANY DISPUTE OR CLAIM RELATED TO THESE TERMS OF USE, ELECTRONIC ACCESS OR SITES, IS AS FOLLOWS:  IF YOU REPORT A MATERIAL MALFUNCTION IN ELECTRONIC ACCESS THAT BNY MELLON IS ABLE TO REPRODUCE, BNY MELLON WILL USE REASONABLE EFFORTS TO CORRECT THE MALFUNCTION. IF BNY MELLON IS UNABLE TO CORRECT THE MALFUNCTION, YOU MAY CEASE ALL USE OF ELECTRONIC ACCESS AND RECEIVE A REFUND OF ANY FEES PAID IN ADVANCE, SPECIFICALLY FOR ELECTRONIC ACCESS, APPLICABLE TO PERIODS AFTER CESSATION OF SUCH USE.   BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR DAMAGES, IN SUCH JURISDICTIONS LIABILITY IS LIMITED TO THE FULLEST EXTENT PERMITTED BY LAW.

c.        The limitation of liability set forth in this Limitation of Liability section and in other provisions in these Terms and Conditions is in addition to any limitation of liability provisions contained in any Services Agreements and will not supersede or be superseded by limitation of liability provisions contained in such Services Agreements, whether executed prior to or after the execution of these Terms and Conditions, except to the extent specifically set forth in such other Services Agreements containing a reference to these Terms and Conditions.

8.           Indemnification:
a.        You agree to indemnify, protect and hold BNY Mellon, BNY Mellon’s Suppliers, Content Providers and Information Providers harmless from and against all liability, claims damages, costs and expenses, including reasonable attorneys’ fees and expenses, resulting from a claim that arises out of (i) any breach by You or Users of these Terms and Conditions, the Terms of Use or the Data Terms Web Site and (ii) any person obtaining access to Electronic Access through You or Users or through use of any password, user-id or secure identification device issued to a User, whether or not You or a User authorized such access.  For the avoidance of doubt, and by way of illustration and not by way of limitation, the forgoing indemnity is applicable to disputes between the parties, including the enforcement of these Terms and Conditions.  The rights and remedies conferred hereunder will be cumulative and the exercise or waiver of any such right or remedy will not preclude or inhibit the exercise of additional rights or remedies or the subsequent exercise of such right or remedy.

b.        The indemnity provided in herein is in addition to any indemnity and other remedies contained in any Services Agreements and will not supersede or be superseded by such Services Agreements, whether executed prior to or after the execution of these Terms and Conditions, except to the extent specifically set forth in such other Services Agreements and expressly stating an intent to modify this Terms and Conditions.  Nothing contained herein will, or be deemed to, alter or modify the rights and remedies of BNY Mellon as set forth in the Services Agreements.

9.           Choice of Law and Forum:  Unless otherwise agreed and specified herein, these Terms and Conditions are governed by and construed in accordance with the laws of the State of New York, without giving effect to any principles of conflicts of law; You expressly and irrevocably agree that exclusive jurisdiction and venue for any claim or dispute with BNY Mellon, its employees, contractors, officers or directors or relating in any way to Your use of Electronic Access resides in the state or federal courts in New York City, New York; and You further irrevocably agree and expressly and irrevocably consent to the exercise of personal jurisdiction in those courts over any action brought with respect to these Terms and Conditions.  BNY Mellon and You hereby waive the right of trial by jury in any action arising out of or related to the BNY Mellon or these Terms and Conditions.

10.         Term and Termination:
a.        Either BNY Mellon or You may terminate these Terms and Conditions and the Electronic Access upon thirty (30) days’ written notice to the other party.

b.        In the event of any breach of the provisions of these Terms and Conditions or a breach by any Authorized User of the Terms of Use or the restrictions and requirements concerning the use of Information Providers’ proprietary data that are posted on the Data Terms Web Site, the non-breaching party may terminate these Terms and Conditions and the Electronic Access immediately upon written notice to the breaching party if any breach remains uncured after ten (10) days’ written notice of the breach is sent to the breaching party.

c.        BNY Mellon may immediately terminate access through an Authorized User’s user-id and password and may, at its discretion, also terminate access by an Authorized User, without right of cure, in the event of an unauthorized use of an Authorized User’s user-id or password, or where BNY Mellon believes there is a security risk created by such access.

d.        BNY Mellon may terminate, without advance notice, Your access or the access of Users to any portion or component of Electronic Access or the Sites in the event a BNY Mellon Supplier, Content Provider or Information Provider prohibits BNY Mellon from permitting You or Users to have access to their information or services.

e.        Promptly upon receiving or giving notice of termination, You will notify all Users of the effective date of the termination.

f.        Upon termination of Your access to Electronic Access, You shall return of manuals, documentation, workflow descriptions and the like that are in Your possession or under Your control and all security identification devices.

g.        The Reliance, Disclaimers, Limitation of Liability Indemnification and confidentiality provisions of the Terms and Conditions (and other provision of these Terms and Conditions containing disclaimers, limitation of liability and indemnification) shall survive the termination of these Terms and Conditions.

You represent and warrant to BNY Mellon that these Terms and Conditions and the indemnity contained herein have been duly authorized, executed and delivered on Your behalf, that You have full authority to execute these Terms and Conditions, both for the undersigned entities and for any affiliate with Electronic Access, and that the individual executing these Terms and Conditions has the requisite authority to bind the undersigned entities and each such affiliate to these Terms and Conditions, and that these Terms and Conditions constitute Your binding obligation enforceable in accordance with its terms.

 ______________________________________________, on behalf of itself and any affiliates listed on Schedule A.
[Entity name]

By:		By:
Name:		Name:
	[Please print]		[Please print]
Title:		Title:
Date:		Date:

[Entity name]

By:
Name:
[Please print]
Title:
Date:

	[Affiliate name]		[Affiliate name]

By:		By:
Name:		Name:
	[Please print]		[Please print]
Title:		Title:
Date:		Date:

	[Affiliate name]		[Affiliate name]

By:		By:
Name:		Name:
	[Please print]		[Please print]
Title:		Title:
Date:		Date:

SCHEDULE A

AFFILIATES